SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report:                                      26-Dec-00

SALOMON BROTHERS MORTGAGE SECURITIES VII

(AS DEPOSITOR UNDER THE POOLING AND SERVICING AGREEMENT,
DATED AS OF NOVEMBER 1, 2000, PROVIDING FOR THE ISSUANCE OF
MORTGAGE PASS-THROUGH CERTIFICATES,
SERIES 2000-BOA1)

Salomon Brothers Mortgage Securities VII, Inc.
(Exact name of registrant as specified in its charter)

Delaware                                     333-76805
(State or Other                              (Commission
Jurisdiction of                              File Number)
Incorporation)

33-0852169
(I.R.S. Employer
Identification
Number)

390 Greenwich Street
New York, New York                                       10013
(Address of Principal                              (Zip Code)
Executive Offices)

Registrant's telephone number: (212) 816-6000

Item 5.  Other Events

           On     26-Dec-00     a scheduled distribution was made
from the trust to holders of the certificates. The Trustee has caused to be filed with the commission, the Monthly Report dated
26-Dec-00     The Monthly Report is filed pursuant
to and in accordance with (1) numerous no-action letters
(2) current Commission policy in the area.

A.            Monthly Report Information:
              See Exhibit No.1

B.            Have any deficiencies occurred?   NO.
                                Date:
                                Amount:

C.            Item 1: Legal Proceedings:     NONE

D.            Item 2: Changes in Securities: NONE

E.Item 4: Submission of Matters to a Vote of Certificateholders:  NONE

F.            Item 5: Other Information - Form 10-Q, Part II -
              Items 1,2,4,5 if applicable:  NOT APPLICABLE

Item 7. Monthly Statements and Exhibits

              Exhibit No.

1. Monthly Distrib Rep dated:                        26-Dec-00

SALOMON BROTHERS MORTGAGE SECURITIES VII, INC.
SALOMON BROTHERS MORTGAGE PASS-THROUGH CERTIFICATES
SERIES 2000-BoA1

STATEMENT TO CERTIFICATEHOLDERS

Distribution Date:                                   26-Dec-00



Class               Cusip
A             79548K5G9
IO            79548K5H7
B1            79548K5J3
B2            79548K5K0
B3            79548K5L8
B4            7956429L3
B5            7956429M1
B6            7956429N9
R-II          not applicable


                  Beginning
                 Certificate
Class               Bal(1)
A                374,797,000.00
IO               388,141,000.00
B1                 5,887,000.00
B2                 4,710,000.00
B3                 2,747,000.00
B4                 1,962,000.00
B5                 1,177,000.00
B6                 1,178,252.66
R-II                       0.00
Total            392,458,252.66

Class                Prin
A                  7,760,087.62
IO                         0.00
B1                     4,090.57
B2                     3,272.73
B3                     1,908.75
B4                     1,363.29
B5                       817.84
B6                       818.70
R-II                       0.00
Total              7,772,359.50

Class                Int
A                  2,373,703.88
IO                   122,458.49
B1                    37,284.17
B2                    29,829.87
B3                    17,397.59
B4                    13,044.96
B5                     7,825.64
B6                     7,833.97
R-II                       0.00
Total              2,609,378.57

Class               Losses
A                          0.00
IO                         0.00
B1                         0.00
B2                         0.00
B3                         0.00
B4                         0.00
B5                         0.00
B6                         0.00
R-II                       0.00
Total                      0.00

                    Ending
                 Certificate
Class                Bal
A                367,036,912.38
IO               380,371,640.33
B1                 5,882,909.43
B2                 4,706,727.27
B3                 2,745,091.25
B4                 1,960,636.71
B5                 1,176,182.16
B6                 1,177,433.96
R-II                       0.00
Total            384,685,893.16

AMOUNTS PER $1,000 UNIT

Class                Prin
A                     20.704775
IO                     0.000000
B1                     0.694848
B2                     0.694847
B3                     0.694849
B4                     0.694847
B5                     0.694851
B6                     0.694842
R-II                   0.000000

Class                Int
A                      6.333305
IO                     0.315500
B1                     6.333306
B2                     6.333306
B3                     6.333305
B4                     6.648807
B5                     6.648802
B6                     6.648803
R-II                   0.000000

Class               Losses
A                       0.00000
IO                      0.00000
B1                      0.00000
B2                      0.00000
B3                      0.00000
B4                      0.00000
B5                      0.00000
B6                      0.00000
R-II                    0.00000

                    Ending
                 Certificate
Class                Bal
A                    979.295225
IO                   979.983151
B1                   999.305152
B2                   999.305153
B3                   999.305151
B4                   999.305153
B5                   999.305149
B6                   999.305158
R-II                   0.000000

                   Current
                 Pass-Through
Class              Int Rate
A                       7.59997%
IO                      0.37860%
B1                      7.59997%
B2                      7.59997%
B3                      7.59997%
B4                      7.97857%
B5                      7.97857%
B6                      7.97857%
R-II                    0.00000%

Section 4.03 (i.)
Beginning Aggregate Principal Balance          392,458,252.65
Scheduled Principal                                272,698.74
Principal Prepayments                            7,499,660.76
Ending Aggregate Principal Balance             384,685,893.15

Section 4.03 (ii.)
AGGREGATE ADVANCES
Principal Advances                                   4,534.82
Interest Advances                                   45,827.65

Section 4.03 (iii.)
LOSSES:                         Current      Since Cutoff
Realized Losses                         0.00             0.00
Special Hazard Losses                   0.00             0.00
Fraud Losses                            0.00             0.00
Bankruptcy Losses                       0.00             0.00


Section 4.03 (iii.)
LOSSES:
Special Hazard Loss Amount                       8,320,760.00
Fraud Loss Amount                                7,849,165.05
Bankruptcy Loss Amount                             113,362.00

Section 4.03 (iv.)
Servicing Fee                                       81,762.14

Section 4.03 (v.)
DELINQ INFO:                    Count        Unpaid Balance
Outstanding Loans                        899   384,685,893.15
30-59 days delinq                         12     6,732,238.03
60-89 days delinq                          0             0.00
90+ days delinq                            0             0.00

Section 4.03 (vi.)
DELINQ INFO:                    Count        Stated Balance
Foreclosures                               0                0
Bankruptcies                               0                0


Section 4.03 (vii.)
REO INFORMATION:
Book Value of REO Loans                                  0.00
Stated Balance of REO Loans                              0.00

Section 4.03 (ix.)
Net Prepayment Interest Shortfall                        0.00

Section 4.03 (x.)
RELIEF ACT REDUCTIONS

                                             Accrued
Class                                        Interest
A                                                2,373,703.88
IO                                                 122,458.49
B1                                                  37,284.17
B2                                                  29,829.87
B3                                                  17,397.59
B4                                                  13,044.96
B5                                                   7,825.64
B6                                                   7,833.97
R-II                                                     0.00
Total                                            2,609,378.57

                                              Relief Act
Class                                        Reductions
A                                                        0.00
IO                                                       0.00
B1                                                       0.00
B2                                                       0.00
B3                                                       0.00
B4                                                       0.00
B5                                                       0.00
B6                                                       0.00
R-II                                                     0.00
Total                                                    0.00

                                             Interest
Class                                        Distributed
A                                                2,373,703.88
IO                                                 122,458.49
B1                                                  37,284.17
B2                                                  29,829.87
B3                                                  17,397.59
B4                                                  13,044.96
B5                                                   7,825.64
B6                                                   7,833.97
R-II                                                     0.00
Total                                            2,609,378.57

Section 4.03 (xi.)
Weighted Average Remaining Term to Maturity               355
Weighted Average Mortgage Rate                        8.22857%

Section 4.03 (xii.)
Extraordinary Trust Fund Expenses                        0.00

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

              SALOMON BROTHERS MORTGAGE
              SECURITIES VII, INC.

              By: /s/ Eve Kaplan
              Name:  Eve Kaplan
              Title: Vice President
              U.S. Bank National Association

Dated:                  12/31/00